UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 03/04/2013

LUXEYARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168066	30-0473898
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3415 South Sepulveda Blvd, Suite 1147, Los Angeles, CA	90034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-881-2890

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

BANKRUPTCY COURT DISMISSES INVOLUNTARY PETITION AGAINST LUXEYARD, INC.

Los Angeles, CA – April 15, 2012 – LuxeYard, Inc. (LUXR) announces that the United States Bankruptcy Court for the Central District of California summarily dismissed the involuntary bankruptcy petition filed against it.

Responding to Bankruptcy Judge Barry Russell’s inquiry, LuxeYard, Inc.’s attorney, Steven Fox, Esq., advised that LuxeYard, Inc. will be seeking actual, compensatory, and punitive damages against the parties that filed and joined in the involuntary petition, pursuant to Bankruptcy Code Section 303(i) and all other applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2013 LUXEYARD, INC.

By:	/s/ Amir Mireskandari
Amir Mireskandari
Interim Chief Executive Officer